VLOV, Inc. (OTCBB: VLOVD) A Lifestyle Apparel Brand “Victory & Love”

Disclosure Safe Harbor Statement This presentation contains forward - looking statements that are based on the beliefs of our management, and involve risks and uncertainties, as well as assumptions, that, if they ever materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward - looking statements. The words “believe,” “expect,” “anticipate,” “project,” “targets,” “optimistic,” “intend,” “aim,” “will” or similar expressions are intended to identify for war d - looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward - looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; and any statements of assumptions underlying any of the foregoing. All forward - looking statements included in this presentation are based on information available to us on the date of this presentation. We assume no obligation and do not intend to update these forward - looking statements, except as required by law.

Introduction □ VLOV, Inc . , designs, sources, markets and sells casual, fashion - forward apparel for men in the People’s Republic of China □ Presented at Mercedes Benz New York Fashion Week in September 2011 as recommended by the China Fashion Designer’s Association (China’s sole representative) . □ 540 Points of Sale operated by 11 distributors . □ 20 additional Company - owned and operated store locations in Fujian Province . □ Solid brand equity among Chinese consumers □ Operating model drives strong profit margins □ Based in Xiamen, Fujian Province, PRC □ Ticker : OTCBB : VLOVD □ Effectuated 1 - for - 2 . 5 reverse stock split on December 9 , 2011 in anticipation of uplisting on a senior exchange .

Select Financials OTCBB Symbol VLOVD Fiscal Year End December 31 Revenue 2010 $73.8M +14.8% YOY Adjusted Net Income 2010 (1) (unaudited) $12.6M +34.0% YOY Adjusted EPS 2010 (1) (3) (unaudited) $1.62 +10.2% YOY Weighted Average Diluted Shares 2010 7.8M Revenue - 9 Months Ended 9/30/11(unaudited) $57.8M +17.7% YOY Adjusted Net Income - 9 Months Ended 9/30/11 (2) (unaudited) $9.0M +10.2% YOY Adjusted EPS – 9 Months Ended 9/30/11 (2) (3) (unaudited) $1.15 +7.4% YOY Weighted Average Diluted Shares nine months ended 9/30/11 7.8M (1) Excludes gains of $2.4M on the change in fair value of a derivative liability. (2) Excludes non - cash gains of $0.3M related to the change in fair value of warrants. (3) Adjusted for 1 - for - 2.5 reverse stock split effectuated on December 9, 2011

Capitalization Table as of December 12, 2011 COMMON SHARES OUTSTANDING (1) 7,574,314 COMMON SHARES TO BE ISSUED UPON PREFERRED CONVERSION (1) 265,569 TOTAL COMMON PLUS PREFERRED (1) 7,839,883 PRICE PER SHARE (1) $4.38 MARKET CAPITALIZATION (1) $34,338,688 COMMON SHARES TO BE ISSUED UPON EXERCISE OF WARRANTS (1) 686,755 WARRANT STRIKE PRICE (1) /EXPIRATION $8.575 / 4Q 2012 MANAGEMENT OWNERSHIP / MGMT OWNERSHIP AS A % OF TOTAL COMMON PLUS PREFERRED (1) 3,889,310 / 49.6% (1) Adjusted for 1 - for - 2.5 reverse stock split effectuated on December 9, 2011.

VLOV as a Brand Manager □ VLOV represents Victory and Love, a reflection of a successful life □ Lifestyle brand targeting middle - class, male Chinese consumers ages 20 to 45 □ Focused sales strategy includes exclusive distributors who sell through their Points of Sale (franchise model), and stores owned and operated by VLOV. □ Emphasis on fashion - forward designs » Look is similar to Hugo Boss and Calvin Klein Jeans □ Strong brand recognition in PRC

Brand Built by CEO/Chief Designer □ VLOV brand founded in 2002 □ More than 20 years of apparel experience □ VLOV brand awarded China Fashion Week’s ‘Menswear Design Award’ for 2009 □ Mr. Wu awarded China Fashion Week’s ‘Top Ten Designer Award’ for past two years for VLOV’s Spring/Summer 2011 and 2012 fashion lines. □ Renowned in China □ Launched premium Richard Wu line in 2009

Mercedes - Benz New York Fashion Week September 12, 2011

Mercedes - Benz New York Fashion Week September 12, 2011

Compelling Consumer Market □ Menswear market: total market estimated to be RMB 627M by 2014. An estimated 43.8% will be from casual sales & 51.8% will be from business formal sales. (1) □ Fragmented marketplace: With an estimated 500 branded companies, the top 10 branded companies constitute an estimated 32.7% market share in 2009. (1) □ Male Chinese consumers more fashion conscious and drive purchasing decisions. □ Total male population 20 to 44 year old over 280 million people. (2) □ 80% of China’s wealthiest are below the age of 45 (3) . (1) Source: Frost & Sullivan (2) Source: CIA World Factbook (3) Source: Insights China by McKinsey - 2008 Wealthy Chinese Consumer Survey

Strong Consumer Demand for Luxury Goods □ Global luxury brands more expensive in China than in the U.S . □ China’s total annual consumption of luxury goods reached $10.7 billion as of March 2011, accounting for a quarter of global consumption (1) . □ China is world’s second - largest consumer of luxury goods next to Japan having surpassed the United States in 2009 (2) . □ China is expected to become the largest consumer of luxury goods by 2014 (2) . (1) Source: 2011 World Luxury Association Blue Book survey, International Business Times (2) Source: People’s Daily Online “China Becomes World’s 2 nd Largest Luxury Market” - July 27, 2009 (3) Source: IT Times, Keywords to Learn in China, May 28, 2010

China Men’s Apparel Market Source: Frost & Sullivan Total Retail Sales of the Menswear Industry (2004 - 2014E in RMB)

China Men’s Apparel Market (cont’d) Breakdown of the Menswear Market in China (RMB) Source: Frost & Sullivan

China Men’s Apparel Market (cont’d) Fashion Casual Menswear Market as a Percentage of Total Menswear Market in China Source: Frost & Sullivan

Brand/Market Positioning Fashion Basic Value Luxury CR - 31 Armani Gap H&M Hugo Boss Gucci Zara Cabbeen Calvin Klein Jeans Agnes B DKNY Prada VLOV Jack Jones

Distribution Strategy Drives Strong Margins and Cash Flow □ VLOV currently has 11 Exclusive Distributors across northern, central and southern China » 540 Points of Sale under the VLOV brand name as of the end of Q 3 2011 » Free - standing stores, shop - in - shops, counters, concessions □ VLOV maintains control over advertising and marketing activities from its headquarters ; 43 person sales & marketing team □ 100 % of mainline production is outsourced, improving working capital utilization

Product Distribution Agreements □ 11 Exclusive Distributor Agreements covering 11 Provinces/Provincial Level Cities » Franchise Model - Distributors responsible for financing store build out and maintenance costs » Distributors purchase VLOV product directly from Company and are responsible for their own inventory □ Ability to leverage regional expertise and achieve economies of scale » Maintains solid brand recognition and drives strong margins □ VLOV management and operational guidelines ensure consistency of brand image and store appearance □ All 540 Points of Sale (POS) are exclusive to VLOV

Strong Margins 36% 41% 39% 43% 21% 23% 23% 21% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 2009 2010 9 Mo. Ended 9/30/10 (unaudited) 9 Mo. Ended 9/30/10 (unaudited) Gross Margin Operating Margin

□ Located in Tier II and Tier III cities throughout China □ Currently 560 free standing stores, store - in - stores, concessions and counters , including 20 stores owned and operated by VLOV directly □ For the nine months ended September 30 , 2011 , the provinces with the highest % of sales were Zhejiang ( 18 . 9% ), Shandong ( 10 . 7% ), Hubei ( 10 . 8% ) and Beijing ( 8 . 9% ) . HAININ HEILONGJIANG JILIN LIAONING INNER MONGOLIA SHANXI SHAANXI SHANDONG JIANGSU ZHEJIANG FUJIAN JIANGXI HUBEI HENAN ANHUI NINGXIA GANSU QINGHAI XINJIANG TIBET SICHUAN YUNNAN GUIZHOU HUNAN GUANGXI GUANGDONG HEBEI Tianjin Shanghai Beijing Chongqing Points of Sale & Store Locations

Older Points of Sale

Company - owned & operated (“O&O”) store location: Xiamen Flagship Store

Company O&O store location: Quanzhou Nanjun Store

Company O&O store location: Fuzhou Dongbai Yuanhong

Company O&O store location: Xiamen Robinsons’ Store

Company O&O store location: Xiamen SM Phase II store

Company Store Acquisitions and Openings □ Acquired 13 store locations from its Fujian distributor in 2Q 2011 for $6.7M USD (RMB 44.1 million). □ Opened 7 store locations during 3Q 2011. □ 8.1% of net sales during the three months ended September 30, 2011. □ Stores located in Fujian Province, VLOV’s operational base □ Giving customers direct brand access and providing an effective model to distributors.

Sales to Acquired Fujian Distributor / Sales of Company Operated Stores Sales made to acquired distributor (through acquisition date) & sales of Company Operated stores (post acquisition) (in $000's) PRIOR DISTRIBUTOR FYE PRIOR DISTRIBUTOR FYE PRIOR DISTRIBUTOR 6 Months Ended COMPANY OPERATED 3 Months Ended 12/31/09 (unaudited) 12/31/10 (unaudited) 6/30/11 (unaudited) 9/30/11 (unaudited) Net Sales $529 $2,722 $2,423 $1,287 Gross Profit $169 $806 $1,209 $871 Gross Margin (%) 31.9% 29.6% 49.9% 67.7%

Marketing Strategies □ Allocating a significant portion of annual revenue to marketing & advertising and to establish a “global” brand image: Mercedes - Benz New York Fashion Week Spring/Summer 2012 in September 2011. □ Advertise in fashion publications, local newspapers, outdoor venues and mall kiosks □ To sponsor events, television programs and movies aimed at target demographic □ Host VLOV fashion shows and promotional events □ Continue to build brand recognition through 43 - person internal sales & marketing staff

Growth Initiatives □ Continue to evolve VLOV’s lifestyle & global brand positioning » Fashion - forward » Elegant, stylish, casual chic » Refurbish selected points of sale » Transition to more stand alone store locations □ Identify additional store locations to acquire & open . □ Expand depth of product offerings and increase SKUs □ Increase brand promotion, marketing and advertising

Financial Performance LTM Revenue $64,343 $73,834 $57,820 Gross Profit $23,263 $29,971 $25,130 Gross Margin 36% 41% 39% Operating Income $13,569 $17,347 $11,859 Operating Margin 21% 23% 21% FYE Dec - 31 - 2009 FYE Dec - 31 - 2010 9 Months Ended Sep - 30 - 2011 ($000s) (unaudited)

Financial Performance LTM GAAP Net Income $6,442 $14,986 $9,810 GAAP Fully Diluted Earnings Per Share (1) $1.01 $1.92 $1.26 Deductions to reconcile GAAP Net income to Non - GAAP Net Income Deemed Dividend on Series A Preferred Stock $4,003 - - Change in Fair Value of Warrant Liability ($1,009) ($2,351) ($837) Non GAAP Net Income (unaudited) $9,436 $12,635 $8,973 Non GAAP Fully Diluted Earnings Per Share (unaudited) (1) $1.48 $1.62 $1.15 Fully Diluted Shares (1) 6,379,614 7,792,063 7,799,688 FYE 12 - 31 - 2009 FYE 12 - 31 - 2010 9 Months Ended 9 - 30 - 2011 ($000s) (unaudited) (1) Adjusted for 1 for 2.5 reverse split effectuated on December 12, 2011.

Balance Sheet Highlights ($000s) Cash and cash equivalents $11,036 $15,033 $12,129 (1) Total Assets $27,241 $43,033 $52,049 Non - GAAP Total Liabilities (unaudited) 5,588 (2) $7,728 (2) $6,198 (2) Shareholders’ Equity $17,969 $33,993 $45,375 As of 12 - 31 - 2009 As of 12 - 31 - 2010 LTM Sep - 30 - 2009 As of 9 - 30 - 2011 (1) Cash balance as of September 30, 2011. Cash balance as of November 11, 2011 was $18.2 million (2) Excludes $3,684, $1,312 and $475 in derivative liabilities relating to the company’s outstanding warrants as of December 31, 2009, December 31, 2010 and September 30, 2011, respectively. (unaudited) The Company completed a $9.9 M capital raise in the fourth quarter of 2009.

Experienced Management Team □ Qingqing Wu – Chairman and CEO , graduated from Xiamen Jimei School of Light Industry in 1990 with a major in apparel design and received a Masters in Business Administration from Tsing - Hua University in 2007. Mr. Wu also serves as the Standing Director of the First Committee of the Association of Fabric & Apparel in Jinjiang City. □ Bennet Tchaikovsky – CFO , has more than 20 years of experience in financial management, SEC reporting, U.S. exchange listings, corporate governance, financial transactions and investor relations. He received his B.A. in Business Economics from the University of California at Santa Barbara and a J.D. from Southwestern University School of Law. For the past 4 years, Mr. Tchaikovsky has specialized in Chinese companies that are publicly traded on U.S. exchanges. He was instrumental in the uplisting process from OTCBB to NASDAQ for SkyStar Bio - Pharmaceutical Company (NASDAQ:SKBI) and China Jo - Jo Drugstores (NASDAQ: CJJD). □ Dr. Jianwei Shen – Director , holds a Doctorate of Economics and Management from China Agricultural University, a Doctorate of Philosophy from Hohenheim University in Germany, a Master’s Degree in Economics and Management from Beijing Agricultural University and a Bachelor’s Degree in Agricultural Economics from Beijing Agricultural University. Since 2006, Dr. Shen has been an independent director and a member of the Audit Committee of the China Essence Group Ltd., a company listed on the Singapore Exchange. Dr. Shen is also a member of the Specialist Advisors to the City of Jinjiang, Fujian. □ Yuzhen Wu – Director of Production , graduated from Huaqiao University in 1998 with a major in Business Management. Mr. Wu has been working with the Group since 1998. He has been the director of the general production management since 2006.

Investment Summary □ Proven brand manager with exclusive focus on fast growing China market □ Franchise business model provides optimal leverage » Ability to expand distribution and brand reach without significant capital expenditures or external financing □ 20 Company - owned and operated stores providing customers a direct experience and providing an effective store model to its distributors. □ Operating strategy drives strong gross profit and operating margins □ Reinvestment of cash flow into the business to further build the brand □ Experienced and talented management team » CEO more than 20 years of apparel experience » Sole Chinese company represented at Mercedes - Benz New York Fashion Week – September 2011 » Mr. Wu recipient of China Fashion Week’s ‘Top Ten Fashion Fashion Designer Award’ for 2 consecutive years - 2010 & 2011 » VLOV winner of ‘Menswear Design Award’ in 2009

VLOV’s Chairman and CEO Mr. Qinqing Wu

Company Contact Company Contact: Bennet Tchaikovsky Chief Financial Officer 310.622.4515 bennet@vlov.net Website (Investor): www.vlov.net Website (China): www.vlov.com.cn